UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 9, 2000




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


       CANADA                       0-28968                   Not Available
----------------------     ------------------------    -------------------------
 (Jurisdiction of          (Commission file number)         (I.R.S. Employer
  incorporation)                                           Identification No.)


                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000




                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 5.  Other Events.

MDSI Mobile Data Solutions Inc. ("MDSI") issued a press release to announce that it entered into an agreement and plan of reorganization with Connectria Corporation, a Missouri corporation ("Connectria"), pursuant to which MDSI will acquire Connectria.

ITEM 7.  Financial Statements and Exhibits.

        Exhibit
        Number          Description
        ------          -----------
         99.1           News Release dated March 9, 2000.







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

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                   MDSI Mobile Data Solutions Inc.


May 17, 2000                       /s/ Glenn Kumoi
----------------------             ------------------------------------------
(Date)                             Glenn Kumoi,
                                   Vice President and Chief Legal Officer








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